                                                               Exhibit 23 (p)(v)

CHAPTER 1: COVERED PERSONS

                  Abbreviations and Definitions ...........................................................    3
                  Covered Persons .........................................................................    4
                  The European Warrant Fund, Inc. .........................................................    4
                  Julius Baer Investment Funds ............................................................    5
                  Consulting Group Capital Markets Fund ...................................................    6
                  Heritage Fund ...........................................................................    7
                  M.S.D&T. International Equity Fund ......................................................    8
                  International Multi-Manager Series (Wilmington) .........................................    9
                  Designated Supervisory Persons ..........................................................   10
                  Local Compliance Officers ...............................................................   11

CHAPTER 2: SUMMARY

                  "The Funds" .............................................................................   11
                  Who is Covered? .........................................................................   11
                  Which Accounts Are Restricted? ..........................................................   11
                  What Types of Securities are Covered? ...................................................   12
                  Which Activities are Restricted? ........................................................   12
                  The following will be exempt from the Code ..............................................   13
                  The following will be Exempt from the Code's Pre-Clearance Provisions ...................   13
                  What are the Procedures for Preclearance and Post Trading Compliance ....................   13
                  Sanctions ...............................................................................   14
                  Designated Supervisory Persons ..........................................................   14

CHAPTER 3: CODE OF ETHICS

                  Applicability ...........................................................................   15
                  Statement of General Principles .........................................................   15
                  General Prohibition - No Purchases or Sales if Being Considered for Purchase or Sale by a
                           Covered Investment Company .....................................................   16
                  No Participation in IPOs ................................................................   17
                  Limited Participation In Private Placements .............................................   17
                  Blackout Periods ........................................................................   17
                  Ban on Short-Term Trading Profits .......................................................   17
                  Disclosure Of Interest In Transaction ...................................................   17
                  Gifts ...................................................................................   18
                  Service As A Director ...................................................................   18
                  Definitions .............................................................................   18
                  Exempt Transactions .....................................................................   19
                  Preclearance ............................................................................   20
                  Attachment A ............................................................................   20
                  Attachment B ............................................................................   22
                  Annual Certification ....................................................................   23
                  Reporting ...............................................................................   23
                  Initial Holdings Report .................................................................   25
                  Report Of Quarterly Securities Transactions .............................................   26
                  Annual Holdings Report ..................................................................   27
                  Sanctions ...............................................................................   28
                  Review By The Board Of Directors/Trustees ...............................................   28
                  Confidentiality .........................................................................   28
                  Other Laws, Rules And Statements Of Policy ..............................................   28
                  Further Information .....................................................................   28
                  Designated Supervisory Persons ..........................................................   29

                          JULIUS BAER - CODE OF ETHICS

CHAPTER 4: EMPLOYEE ATTESTATION
                  Attachment D ............................................................................   30

CHAPTER 5: GIFT FORM

                  Attachment E ............................................................................   31

                         JULIUS BAER -- CODE OF ETHICS

                          ABBREVIATIONS AND DEFINITIONS

BJB                                 BANK JULIUS BAER
JBS                                 JULIUS BAER SECURITIES
DSP                                 DESIGNATED SUPERVISORY PERSON
IPO                                 INITIAL PUBLIC OFFERING
ZRH                                 ZURICH
COVERED PERSONS                     PORTFOLIO MANAGERS, INVESTMENT PERSONNEL, ACCESS PERSONS
                                    CODE CODE OF ETHICS
INVESTMENT PERSONNEL                PORTFOLIO MANAGERS, INVESTMENT PERSONNEL FUND(S)
                                    EUROPEAN WARRANT FUND AND JULIUS BAER INVESTMENT FUNDS,
                                    CONSULTING GROUP CAPITAL MARKETS FUND AND M.S.D.&T. INTERNATIONAL EQUITY FUND
EWF                                 EUROPEAN WARRANT FUND
CP                                  COVERED PERSONS
LCO                                 LOCAL COMPLIANCE OFFICER
JBIM                                JULIUS BAER INVESTMENT MANAGEMENT INC.
LON                                 LONDON

                          JULIUS BAER - CODE OF ETHICS

                                                                       CHAPTER 1

I.       COVERED PERSONS

The Local Compliance Officers have the initial responsibility of providing the names of personnel that apply to each Covered Investment Company. On a quarterly basis, the U.S. LCO will coordinate with the LCOs of any additions or deletions to the list.

A.       The European Warrant Fund, Inc.

                                    DESIGNATED SUPERVISORY
PORTFOLIO MANAGERS                     PERSONS                LOCAL COMPLIANCE OFFICER
Peter Reinmuth                      Francis Desorgher         Francis Desorgher
Stefan Froelich                     Francis Desorgher         Francis Desorgher


INVESTMENT PERSONNEL

None

ACCESS PERSONS
George Balme                        Bernard Spilko                     Edward Clapp
Henk Bocxe                          Bernard Spilko                     Edward Clapp
Francis Desorgher                   Fredy Zuberbuehler                 Francis Desorgher
Edward Clapp                        Bernard Spilko                     Edward Clapp
David Fryer                         Bernard Spilko                     Edward Clapp
Craig Giunta                        Bernard Spilko                     Edward Clapp
Gina Mendoza                        Bernard Spilko                     Edward Clapp
Vincent Pacinella                   Bernard Spilko                     Edward Clapp
Michael Quain                       Bernard Spilko                     Edward Clapp
Hector Santiago                     Bernard Spilko                     Edward Clapp
Robert Ventura                      Bernard Spilko                     Edward Clapp
Martin Vogel                        Francis Desorgher                  Francis Desorgher

                          JULIUS BAER - CODE OF ETHICS

B. Julius Baer Investment Funds

                                 DESIGNATED SUPERVISORY
PORTFOLIO MANAGERS                   PERSONS                          LOCAL COMPLIANCE OFFICER
Brett Gallagher                     Glen Wisher                        Edward Clapp
Richard Pell                        Glen Wisher                        Edward Clapp
Don Quigley                         Glen Wisher                        Edward Clapp
Keith Walter                        Glen Wisher                        Edward Clapp
Riad Younes                         Glen Wisher                        Edward Clapp


INVESTMENT PERSONNEL

Gregory Hopper                      Glen Wisher                        Edward Clapp
Scott Solak                         Glen Wisher                        Edward Clapp
Elyse Tarnofsky                     Glen Wisher                        Edward Clapp
Michael Testorf                     Glen Wisher                        Edward Clapp


ACCESS PERSONS

George Balme                        Bernard Spilko                     Edward Clapp
Nuri Benturk                        Bernard Spilko                     Edward Clapp
Henk Bocxe                          Bernard Spilko                     Edward Clapp
James Cassidy                       Bernard Spilko                     Edward Clapp
Edward Clapp                        Bernard Spilko                     Edward Clapp
David Fryer                         Bernard Spilko                     Edward Clapp
JoAnn Gredell                       Bernard Spilko                     Edward Clapp
Craig Giunta                        Glen Wisher                        Edward Clapp
Benoit Piussan                      Bernard Spilko                     Edward Clapp
Matthew Hanratty                    Bernard Spilko                     Edward Clapp
Robert Kaniuk                       Bernard Spilko                     Edward Clapp
Steven Lates                        Bernard Spilko                     Edward Clapp
Mary Beth Lynch                     Bernard Spilko                     Edward Clapp
Gina Mendoza                        Bernard Spilko                     Edward Clapp
Michael Mikelic                     Bernard Spilko                     Edward Clapp
Bradford O'Grady                    Bernard Spilko                     Edward Clapp
Vincent Pacinella                   Glen Wisher                        Edward Clapp
Harry Polishook                     Glen Wisher                        Edward Clapp
Marie-Anne Pilla                    Bernard Spilko                     Edward Clapp
Michael Quain                       Glen Wisher                        Edward Clapp
Lizzette Sanchez                    Bernard Spilko                     Edward Clapp
Hector Santiago                     Bernard Spilko                     Edward Clapp
Bob Serhus                          Glen Wisher                        Edward Clapp
Claire Shea                         Bernard Spilko                     Edward Clapp
Bernard Spilko                      Edward Clapp                       Edward Clapp
Robert Ventura                      Bernard Spilko                     Edward Clapp
Eleni Vitaliotis                    Bernard Spilko                     Edward Clapp
David Zapata                        Glen Wisher                        Edward Clapp
Venancio Lopez Serna                Bernard Spilko                     Edward Clapp

                          JULIUS BAER - CODE OF ETHICS

C.  Consulting Group Capital Markets Fund

PORTFOLIO MANAGERS                  DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
                                    PERSONS
Ronny Beck                          Christian Yates                    Ian Beazley
Edward Dove                         Christian Yates                    Ian Beazley
Philip Mann                         Christian Yates                    Ian Beazley

INVESTMENT PERSONNEL                DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
                                    PERSONS
Sarah Craig                         Christian Yates                    Ian Beazley
Tim Haywood                         Christian Yates                    Ian Beazley
Claire Hepburn                      Christian Yates                    Ian Beazley
Serena Limbert                      Christian Yates                    Ian Beazley
Tom O'Shea                          Christian Yates                    Ian Beazley
Adrian Owens                        Christian Yates                    Ian Beazley
Glen Wisher                         Christian Yates                    Ian Beazley

ACCESS PERSONNEL                    DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
                                    PERSONS
Joanne Barrington                   Christian Yates                    Ian Beazley
Claire Bonds                        Christian Yates                    Ian Beazley
Ian Beazley                         Christian Yates                    Ian Beazley
Peter Campbell                      Christian Yates                    Ian Beazley
Francesca Cushion                   Christian Yates                    Ian Beazley
Sandra Falconer                     Christian Yates                    Ian Beazley
Dick Howard                         Christian Yates                    Ian Beazley
Paul McNamara                       Christian Yates                    Ian Beazley
Judith Newman                       Christian Yates                    Ian Beazley
Manisha Patel                       Christian Yates                    Ian Beazley
Ian Rae                             Christian Yates                    Ian Beazley
Kelly Shea                          Christian Yates                    Ian Beazley
Andrew Snowball                     Christian Yates                    Ian Beazley
Howard Surfleet                     Christian Yates                    Ian Beazley

                          JULIUS BAER - CODE OF ETHICS

D.  Heritage Fund

PORTFOLIO MANAGERS                  DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
                                    PERSONS
Richard Pell                        Glen Wisher                        Edward Clapp
Michael Testorf                     Glen Wisher                        Edward Clapp
Riad Younes                         Glen Wisher                        Edward Clapp

INVESTMENT PERSONNEL                DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
                                    PERSONS
Scott Solak                         Glen Wisher                        Edward Clapp
Elyse Tarnofsky                     Glen Wisher                        Edward Clapp

ACCESS PERSONS                      DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
                                    PERSONS
Henk Bocxe                          Bernard Spilko                     Edward Clapp
James Cassidy                       Bernard Spilko                     Edward Clapp
Edward Clapp                        Bernard Spilko                     Edward Clapp
Matthew Hanratty                    Bernard Spilko                     Edward Clapp
Robert Kaniuk                       Bernard Spilko                     Edward Clapp
Michael Mikelic                     Bernard Spilko                     Edward Clapp
Bradford O'Grady                    Bernard Spilko                     Edward Clapp
Harry Polishook                     Glen Wisher                        Edward Clapp
Marie-Anne Pilla                    Bernard Spilko                     Edward Clapp
Claire Shea                         Bernard Spilko                     Edward Clapp
Ian Beazley                         Christian Yates                    Ian Beazley
Francesca Cushion                   Christian Yates                    Ian Beazley
Ian Rae                             Christian Yates                    Ian Beazley
Joanne Barrington                   Christian Yates                    Ian Beazley
Claire Bonds                        Christian Yates                    Ian Beazley
Sandra Falconer                     Christian Yates                    Ian Beazley
Manisha Patel                       Christian Yates                    Ian Beazley
Kelly Shea                          Christian Yates                    Ian Beazley
Howard Surfleet                     Christian Yates                    Ian Beazley

                          JULIUS BAER - CODE OF ETHICS

E.  M.S.D.&T. International Equity Fund

PORTFOLIO MANAGERS                  DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
                                    PERSONS
Richard Pell                        Glen Wisher                        Edward Clapp
Michael Testorf                     Glen Wisher                        Edward Clapp
Riad Younes                         Glen Wisher                        Edward Clapp

INVESTMENT PERSONNEL                DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
PERSONS
Scott Solak                         Glen Wisher                        Edward Clapp
Elyse Tarnofsky                     Glen Wisher                        Edward Clapp

ACCESS PERSONS                      DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
                                    PERSONS
Henk Bocxe                          Bernard Spilko                     Edward Clapp
James Cassidy                       Bernard Spilko                     Edward Clapp
Edward Clapp                        Bernard Spilko                     Edward Clapp
Matthew Hanratty                    Bernard Spilko                     Edward Clapp
Robert Kaniuk                       Bernard Spilko                     Edward Clapp
Michael Mikelic                     Bernard Spilko                     Edward Clapp
Bradford O'Grady                    Bernard Spilko                     Edward Clapp
Harry Polishook                     Glen Wisher                        Edward Clapp
Marie-Anne Pilla                    Bernard Spilko                     Edward Clapp
Claire Shea                         Bernard Spilko                     Edward Clapp
Ian Beazley                         Christian Yates                    Ian Beazley
Francesca Cushion                   Christian Yates                    Ian Beazley
Ian Rae                             Christian Yates                    Ian Beazley
Joanne Barrington                   Christian Yates                    Ian Beazley
Claire Bonds                        Christian Yates                    Ian Beazley
Sandra Falconer                     Christian Yates                    Ian Beazley
Manisha Patel                       Christian Yates                    Ian Beazley
Kelly Shea                          Christian Yates                    Ian Beazley
Howard Surfleet                     Christian Yates                    Ian Beazley

                          JULIUS BAER - CODE OF ETHICS

F.  International Multi-Manager Series (Wilmington)

PORTFOLIO MANAGERS                  DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
                                    PERSONS
Richard Pell                        Glen Wisher                        Edward Clapp
Michael Testorf                     Glen Wisher                        Edward Clapp
Riad Younes                         Glen Wisher                        Edward Clapp

INVESTMENT PERSONNEL                DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
PERSONS
Scott Solak                         Glen Wisher                        Edward Clapp
Elyse Tarnofsky                     Glen Wisher                        Edward Clapp

ACCESS PERSONS                      DESIGNATED SUPERVISORY             LOCAL COMPLIANCE OFFICER
PERSONS
Henk Bocxe                          Bernard Spilko                     Edward Clapp
James Cassidy                       Bernard Spilko                     Edward Clapp
Edward Clapp                        Bernard Spilko                     Edward Clapp
Matthew Hanratty                    Bernard Spilko                     Edward Clapp
Robert Kaniuk                       Bernard Spilko                     Edward Clapp
Michael Mikelic                     Bernard Spilko                     Edward Clapp
Bradford O'Grady                    Bernard Spilko                     Edward Clapp
Harry Polishook                     Glen Wisher                        Edward Clapp
Marie-Anne Pilla                    Bernard Spilko                     Edward Clapp
Claire Shea                         Bernard Spilko                     Edward Clapp
Ian Beazley                         Christian Yates                    Ian Beazley
Francesca Cushion                   Christian Yates                    Ian Beazley
Ian Rae                             Christian Yates                    Ian Beazley
Joanne Barrington                   Christian Yates                    Ian Beazley
Claire Bonds                        Christian Yates                    Ian Beazley
Sandra Falconer                     Christian Yates                    Ian Beazley
Manisha Patel                       Christian Yates                    Ian Beazley
Kelly Shea                          Christian Yates                    Ian Beazley
Howard Surfleet                     Christian Yates                    Ian Beazley

                          JULIUS BAER - CODE OF ETHICS

II.      DESIGNATED SUPERVISORY PERSONS *

Michael Quain              If Covered Person is a director, officer or employee of EWF
Bernard Spilko             If Covered Person is a officer or employee of BJB-NY
Bernard Spilko             If Covered Person is a director, officer or employee of JBS
Francis Desorgher          If Covered Person is a director, officer or employee of BJB-ZRH
Glen Wisher                If Covered Person is a director, officer or employee of JBIM

-     If there is an overlap, the LCO will designate the appropriate DSP


III.     LOCAL COMPLIANCE OFFICERS

Edward Clapp               all directors, officers and employees of Baer entities located in the United States
Francis Desorgher          all directors, officers and employees of Baer entities located in Switzerland
Ian Beazley                all directors, officers and employees of Baer entities located in United Kingdom

                          JULIUS BAER - CODE OF ETHICS

                                    CHAPTER 2

SUMMARY

                                   "THE FUNDS"

Julius Baer Investment Funds
      Julius Baer Global Income Fund
      Julius Baer International Equity Fund
      The European Warrant Fund, Inc.
      Consulting Group Capital Markets Fund
      Heritage Mutual Fund
      M.S.D.&T/ International Equity Fund
      International Multi-Manager Series (Wilmington)

The above shall be referred to collectively as the "Funds".

                                "WHO IS COVERED?"

- Access Persons, consisting of (i) any officer, director or Advisory Person (as defined below) of any Funds or the Funds' investment adviser, Julius Baer Investment Management Inc. ("JBIM") or Julius Baer Securities Inc. ("JBS"), as applicable; (ii) any officer or employee of Bank Julius Baer & Co. Ltd., ("BJB").; and (iii) any director, officer or general partner of a principal underwriter who, in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities by the Fund, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to the Fund regarding the purchase or sale of securities.

- Disinterested Directors or Trustees of a Fund and officers of a Fund other than an officer of a Fund employed by the adviser are generally not covered persons.


                        "WHICH ACCOUNTS ARE RESTRICTED?"

-     Personal accounts of Access Persons.

- Any account in which an Access Person has any "direct or indirect beneficial interest":

-     Accounts in which they are beneficiary

-     Accounts held by immediate family members sharing the same household.

- Accounts from which they derive an indirect pecuniary interest (e.g., interest in certain trusts)

-     Accounts in which the Portfolio Manager has discretionary access.

- Any accounts managed by a covered person (e.g., as trustee) or to whom a covered person gives investment or voting advice.

                          JULIUS BAER - CODE OF ETHICS

                    "WHAT TYPES OF "SECURITIES ARE COVERED?"

- Broadly defined, including options, futures and other derivative instruments.

- Includes "related" securities such as warrants, rights and convertible securities, whose prices would tend to be affected by changes in the prices of the other securities.

- Does not include U.S. government securities, commercial paper, bank CDs, bankers' acceptances and other high quality short term debt instruments, securities issued by member governments of the Organization for Economic Co-Operation and Development (the "OECD") and shares of open-end registered investment companies (except, in the case of a Portfolio Manager, shares of a mutual fund managed by him/her).

                       "WHICH ACTIVITIES ARE RESTRICTED?"

Without prior approval, the following restrictions apply:

-     Portfolio Managers:

      For accounts which the Portfolio Manager has discretion, transactions are to be executed at the same time as the Fund's transactions.

      For personal accounts a 14-day blackout period will apply. The Portfolio Manager may not buy or sell a security 7 calendar days before or after his/her managed fund does.

-     Investment Personnel:

      1.    No IPO Investments.

      2.    No Investments in Private Placements.

      3. No Short-Term Trading. Profits on securities held by Investment Personnel for less than 60 calendar days that are also held by a Fund (or, subject to the 14-day blackout period described above, such lesser period as held by a Fund) must be disgorged.

      4.    No Directorships of publicly-traded company

-     Access Persons:

      1. No Front-Running. No purchases or sales if the security is being considered for purchase or sale by a fund.

      2. Failure to Disclose Interest. No transaction can be recommended by an Access Person unless that Access Person discloses their interest in the security or the issuer.

      3. No Gifts or other Preferential Treatment (except those of de minimus value - currently $100).

                          JULIUS BAER - CODE OF ETHICS

                  "THE FOLLOWING WILL BE EXEMPT FROM THE CODE:"

1. Purchases or sales effected in any account over which the Covered Person has no direct or indirect influence or control;

2.    Purchases or sales that are non-volitional on the part of the Covered
      Person;

3.    Purchases that are part of an automatic dividend reinvestment plan:

4. Purchases or sales of U.S. Government securities, commercial paper, bank CDs, banker's acceptances and other high quality short-term debt investment, securities issued by member governments of the OECD and shares of open-end registered investment companies (other than the funds);

5. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights so acquired.

                 "THE FOLLOWING WILL BE EXEMPT FROM THE CODE'S"
                            PRE-CLEARANCE PROVISIONS:

1. Any transaction, or series of related transactions during the course of a calendar quarter, involving an aggregate of not more than ten options or ten futures contracts, as the case may be, provided that the aggregate amount of initial margin (in the case of futures contracts) and option premiums (in the case of options on futures, securities or securities indexes) payable with respect to any one underlying security or security index, as the case may be, does not exceed $10,000;

2. A purchase or sale transaction in a security which, when combined with all transactions in that security or related securities during the course of a calendar quarter, does not exceed $10,000;

3. Purchase or sales during the course of a calendar quarter of 1,000 shares or less of an issuer with in excess of $1 billion market capitalization and average daily reported volume of trading exceeding 100,000 shares;

               "WHAT ARE THE PROCEDURES FOR PRECLEARANCE AND POST
                              TRADING COMPLIANCE?"

The following procedures apply to all Covered Persons:

1.    Preclearance of trades.

-     Approval will be valid for 48 hours.

- Preclearance is generally not required for non-interested directors/trustees of the Funds or officers of the fund who are not employed by the investment adviser or an affiliate thereof.

      Preclearance is to be done by the Designated Supervisory Person

                         JULIUS BAER -- CODE OF ETHICS


2.    Post Trading Compliance

- All Covered Persons must certify annually that they have read and understand the Code of Ethics.

- Initial Holdings Reports must be submitted by Covered Persons within 10 days of becoming a Covered Person detailing all securities in which the Covered Person has a beneficial interest.

- Quarterly Reports must be submitted by Covered Persons within 10 days after the end of a calendar quarter detailing all securities transactions which are not otherwise reported in which a Covered Person has a beneficial interest.

- Annual Holdings Reports must be submitted by Covered Persons within 30 days after the end of each calendar year detailing all securities in which the Covered Person has a beneficial interest.

- Duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for all securities accounts must be sent to the Local Compliance Officer of the Baer Group.

- Post-Trading compliance is generally not required for non-interested Directors/Trustees of the funds.

                                   "SANCTIONS"

May include censure, suspension, compensation adjustments and termination of employment.

                        "DESIGNATED SUPERVISORY PERSONS"

- If the Covered Person is an officer, trustee, director or employee of a Fund, the Designated Supervisory Person is the Chief Financial Officer of the relevant fund.

- If the Covered Person is an officer or employee of BJB-NY, the Designated Supervisory Person is the General Manager of BJB-NY.

- If the Covered Person is a director, officer or employee of JBS, the Designated Supervisory Person is the Managing Director of JBS.

- If the Covered Person is a director, officer or employee of JBIM, the Designated Supervisory Person is the Head of Private Banking at BJB-NY.

- If the Covered Person is a non-U.S. resident, the Designated Supervisory person is the Local Compliance Officer of the Baer Group.

- If there is an overlap, the Local Compliance Officer will designate the Designated Supervisory person.

                          JULIUS BAER - CODE OF ETHICS


                                    CHAPTER 3

CODE OF ETHICS

                                 "APPLICABILITY"

        This Code of Ethics ("Code") establishes rules of conduct for "Covered Persons" (as defined herein) of Bank Julius Baer & Co. Ltd., ("BJB"), Julius Baer Securities Inc. ("JBS"), Julius Baer Investment Management Inc. ("JBIM") and each registered investment company that adopts this Code (a "Covered Investment Company") (BJB, JBS, JBIM and the Covered Investment Companies being herein referred to collectively as the "Covered Companies"). For purposes of this Code "Covered Person" shall mean:

         (A) Any Advisory Person (as defined below) of any Funds or the Fund's investment adviser; and

         (B) Any director, officer or general partner of a principal underwriter who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of Securities by the Fund or whose functions or duties in the ordinary course of business relate to the making of any recommendation to the Fund regarding the purchase or sale of Securities.

                  For purposes of this Code, Covered Persons shall not include any person who is a disinterested director of a Fund, or for purposes of this Code other than Sections V(B), (C) and (D), an officer of the Fund (other than an officer of the Fund employed by the adviser) unless such person knew or should have known in the course of his duties as an officer or director of the Fund that the Fund has made or makes a purchase or sale of the same security or a related security within 15 days before or after the purchase or sale of such security or a related security by such officer or director.

                  Except where the context otherwise requires, the provisions of this Code shall also apply to activities of "Access Persons" (as defined in Rule 17j-1 under the Act) of BJB, JBS and JBIM as they relate to any registered investment company for which JBIM or JBS serves as investment adviser or JBS serves as selling agent.

                        "STATEMENT OF GENERAL PRINCIPLES"

         In performing their daily responsibilities, Covered Persons may have access to information about impending fund transactions. Like all insiders, these individuals may not use material nonpublic information to benefit themselves or others.

         Conflicts of interest can arise whenever Covered Persons buy and sell securities for their personal accounts. This Code of Ethics is intended to ensure that all personal securities transactions be conducted in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility.

         All Covered Persons, particularly those who manage or make recommendations to the Funds, should scrupulously avoid any conduct that appears to take advantage of this relationship. Accordingly, in addition to complying with the specific prohibitions set forth below, all Covered Persons shall conduct their personal investment activities in a manner consistent with the following general fiduciary principles:
         (1) the duty at all times to place the interests of a Fund first; (2) the requirement that all personal securities transactions be conducted in such a manner as to avoid any actual or potential conflict of interest or any abuse of an

                          JULIUS BAER - CODE OF ETHICS

         individual's  position  of  trust  and  responsibility;   and  (3)  the
         fundamental standard that Covered Persons should not take inappropriate advantage of their positions.

         No Covered Person shall, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds:

         -        employ any device, scheme or artifice to defraud the Funds:

         - make to the Funds any untrue statement or a material fact or omit to the Funds a material fact necessary in order to make the statement made, in light of the circumstances under which they are made, not misleading;

         - engage in any act, practice or course of business which would operate as a fraud or deceit upon the funds;

         -        engage in any manipulative practice with respect to the Funds;

         - trade while in possession of material non-public information for personal or BJB, JBS or JBIM investment accounts, or disclose such information to others in or outside BJB, JBS or JBIM who have no need for this information.

         It is a violation of federal securities laws to buy or sell securities while in possession of material non-public information and illegal to communicate such information to a third party who buys or sells.

                                 "PROHIBITIONS"

A. GENERAL PROHIBITION - NO PURCHASES OR SALES IF BEING CONSIDERED FOR PURCHASE OR SALE BY A COVERED INVESTMENT COMPANY.

         No Covered Personal shall purchase or sell, directly or indirectly, any security (or related security) in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership (as defined in Attachment A hereto) and that he knows or should have known at the time of such purchase or sale:

                  (1) is being considered for purchase or sale by a Fund; or

                  (2) is being purchased or sold by a Fund.

B.       NO PARTICIPATION IN IPOs

         No Investment Personnel shall acquire any direct or indirect beneficial ownership of securities in an initial public offering of securities without the prior written approval of a supervisory person designated by BJB, JBS, JBIM or the relevant Fund, whichever is most appropriate under the circumstances (the "Designated Supervisory Person"). This prior approval will take into account, among other factors, whether the investment opportunity should be reserved for a Fund, and whether the opportunity is being offered to an individual by virtue of his position with a Fund or its adviser or distributor.

         Investment Personnel who have been authorized to acquire securities in an initial public offering must DISCLOSE that investment when they play a part in any Fund's subsequent consideration of an investment in the issuer. In such circumstances, the Fund's decision to purchase securities of the issuer will be subject to an INDEPENDENT REVIEW by personnel of BJB, JBS or JBIM, as the case may be, with no beneficial ownership interest in the issuer.

                          JULIUS BAER - CODE OF ETHICS

C.       LIMITED PARTICIPATION IN PRIVATE PLACEMENTS

         No Investment Personnel shall acquire any direct or indirect beneficial ownership of securities in a private placement without the prior written approval of the relevant Designated Supervisory Person. This prior approval will take into account, among other factors, whether the investment opportunity should be reserved for a Fund, and whether the opportunity is being offered to an individual by virtue of his position with a Fund or its adviser or distributor. Investment Personnel who have been authorized to acquire securities in a private placement must DISCLOSE that investment when they play a part in any Fund's subsequent consideration of an investment in the issuer. In such circumstances, the Fund's decision to purchase securities of the issuer will be subject to an INDEPENDENT REVIEW by personnel of BJB, JBS or JBIM, as the case may be, with no beneficial ownership interest in the issuer.

D.       BLACKOUT PERIODS

         No Covered Person shall execute a securities transaction on a day during which any Fund has a pending "buy" or "sell" order in that same security (or a related security) until that order is fully executed or withdrawn nor may any Portfolio Manager for a Fund buy or sell a security (or a related security) within seven calendar days before or after that Fund trades in that security (or related security). Trades within the prescribed periods shall be unwound, if possible; if impractical, all profits from the trading shall be disgorged to the relevant Fund or a charitable organization as directed by the relevant Designated Supervisory Person.

E.       BAN ON SHORT-TERM TRADING PROFITS

         (1) BJB, JBS, JBIM and the Covered Investment Companies encourage Investment Personnel to refrain from short-term trading (i.e., purchases and sales within a 60-day period) for accounts in which they have a beneficial interest. Each of the Covered Companies reserves the right to impose a ban on the short-term trading activities of Investment Personnel if they determine that such activities are being conducted in a manner that may be perceived to be detrimental to a Covered Investment Company.

         (2) No security (or related security) may within a 60-day period be bought and sold or sold and bought at a profit by any Investment Personnel if the security or related security was held at any time during that period by any Fund; provided, however, that, subject to the prohibitions set forth in
                  Article III, paragraph D, such prohibition shall cease to apply immediately following the sale of such security (and all related securities) by all Funds. Trades made in violation of this prohibition shall be unwound; if impractical, any profits realized on such short-term trades shall be disgorged to the appropriate Fund or a charitable organization as directed by the relevant Designated Supervisory Person.

F.       DISCLOSURE OF INTEREST IN TRANSACTION

         No Covered Person shall recommend any securities transaction by any Fund without having disclosed his interest, if any, in such securities or the issuer thereof, including without limitation:

         (1) his direct or indirect beneficial ownership of any securities of such issuer;

         (2)      any   contemplated   transaction   by  such   person  in  such
                  securities;

         (3)      any position with such issuer or its affiliates;

                          JULIUS BAER - CODE OF ETHICS

         (4) any present or proposed business relationship between such issuer or its affiliates and such person or any party in which such person has a significant interest; and

         (5)      any  factors  about  the  transaction   that  are  potentially
                  relevant to a conflicts of interest analysis.

         Required disclosure shall be made to the relevant Designated Supervisory Person, and a Fund's decision to engage in the securities transaction will be subject to an independent review by personnel of BJB, JBS or JBIM as the case may be, with no beneficial ownership interest in the securities or the issuer thereof.

G.       GIFTS

         Covered Persons shall not seek or accept any gift, favor, preferential treatment or valuable consideration or other thing of more than a de minimis value (currently $100) from any person or entity that does business with or on behalf of a Fund.

         Receipts of expense payments, gifts or favors are to be reported by all Covered Persons, in the form appended hereto as Attachment E to the appropriate Julius Baer Compliance Officer.

H.       SERVICE AS A DIRECTOR

         Investment Personnel shall not serve on the board of directors of publicly-traded companies, absent prior written authorization by the relevant Designated Supervisory Person based upon a determination that the board service would be consistent with the interests of the Funds. Where board service is authorized, Investment Personnel serving as directors shall be isolated from those making investment decisions with respect to the securities of that issuer through "Chinese Wall" or other procedures specified by the relevant Designated Supervisory Person, absent a determination by the Designated Supervisory Person to the contrary for good cause shown.

I.       DEFINITIONS

         For purposes of this Code, the term security shall include any "security" as defined in Section 2(a)(36) of the Act, but shall not include securities issued by the Government of the United States, short-term debt securities that are "government securities" within the meaning of Section 2(a)(16) of the Act, bankers' acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies (except in the case of a Portfolio Manager that wishes to purchase or sell shares of his/her open-end registered investment company). For purposes of this Code, "security" shall also include futures contracts and options thereon and other derivatives. A "related security" to a security shall be broadly interpreted to include any instrument the price of which would tend to be affected by a change in the price of the subject security, such as a warrant or option on a subject security or a security convertible into or exchangeable for the subject security.

         For purposes of this Code, Investment Personnel means any employee of the Fund or investment adviser (or of any company in a control relationship to the Fund or investment adviser) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund; or (ii) any natural person who controls the Fund or investment adviser and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

         For purposes of this Code, Advisory Person is any employee of the Fund or investment adviser (or of any company in a control relationship to the Fund or investment adviser) who, in connection with his or her

                          JULIUS BAER - CODE OF ETHICS

         regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Securities by a Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; or any natural person in a control relationship to the Fund or investment adviser who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of Securities by the Fund.

         For purposes of the prohibitions set forth in Article III and the preclearance and reporting requirements set forth in Article V of this Code, the term security shall not include securities issued by governments of countries that are members of the Organization for Economic Co-operation and Development.

                              "EXEMPT TRANSACTIONS"

A. The prohibitions described in paragraphs A, B, D and E of Article III shall not apply to:

         (1) Purchases or sales effected in any account over which the Covered Person has no direct or indirect influence or control;

         (2) Purchases or sales that are non-volitional on the part of the Covered Person;

         (3) Purchases that are part of an automatic dividend reinvestment plan;

         (4) Any transaction, or series of related transactions during the course of a calendar quarter, involving an aggregate of not more than ten options or ten futures contracts, as the case may be, provided that the aggregate amount of initial margin (in the case of futures contracts) and option premiums (in the case of options on futures, securities or securities indexes) payable with respect to any one underlying security or security index, as the case may be, does not exceed $10,000;

         (5) A purchase or sale transaction in a security which, when combined with all transactions in that security or related securities during the course of a calendar quarter, does not exceed $10,000;

         (6) Purchases or sales of U.S. government securities, commercial paper, bank CDs, banker's acceptances, securities issued by member governments of the OECD and shares of open-end registered investment companies (other than the Funds);

         (7) Purchase or sales during the course of a calendar quarter of 1,000 shares or less of an issuer with in excess of $1 billion market capitalization and average daily reported volume of trading exceeding 100,000 shares;

         (8) Purchases effected upon the exercise of rights issued by an issuer prorata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights so acquired.

         (9) Purchases or sales for which the Covered Person has received prior written approval from the relevant Designated Supervisory Person. Prior approval shall be granted only if a purchase or sale of securities is consistent with the purposes of this Code and Section 17(j) of the Act and the rules thereunder. To illustrate, a purchase or sale shall be considered consistent with those purposes if such purchase or sale is only remotely potentially harmful to the Funds because such purchase or sale would be unlikely to affect a highly institutional market, or because such purchase or sale is clearly not related economically to the securities held, purchased or sold by the Funds.

                          JULIUS BAER - CODE OF ETHICS

B. The preclearance requirement described in paragraph A of Article V of this Code shall not be required with respect to (1) through (8) above.


            "PRECLEARANCE, REPORTING AND OTHER COMPLIANCE PROCEDURES"

PRECLEARANCE

         (1) No Covered Person may purchase or sell securities for an account in which he or she has a beneficial interest, unless prior written approval has been obtained from the relevant Designated Supervisory Person. If such approval is obtained, the broker or futures commission merchant through which the transaction was effected shall be directed by that Covered Person to supply the appropriate Julius Baer Compliance Officer, on a timely basis, duplicate copies of confirmations of all securities transactions and copies of periodic statements for all securities accounts.

         (2) All Investment Personnel shall also disclose to the relevant Designated Supervisory Person all personal securities holdings upon the commencement of his or her employment by BJB, JBS, JBIM or the Funds or any company in a control relationship to BJB, JBS, JBIM or the Funds, and thereafter on an annual basis.

         (3) Before any Covered Person purchases or sells any security for any account in which he or she has a beneficial interest, prior written authorization shall be obtained from the relevant Designated Supervisory Person. Prior written authorization shall involve disclosure necessary for a conflict of interest analysis. If prior written authorization is given for a purchase or sale and the transaction is not consummated within 48 hours thereafter, a new prior written authorization request must be obtained. The appropriate Julius Baer Compliance Officer shall review not less frequently than weekly reports from the trading desk (or, if applicable, confirmations from brokers or futures commission merchants) to assure that all transactions effected by Covered Persons for accounts in which they have a beneficial interest were effected only after receiving prior written authorization hereunder.

         (4)      The  prior   authorization  form  appended  to  this  Code  as
                  Attachment B shall be used for all securities transactions for which Designated Supervisory Person approval is necessary.

                                  ATTACHMENT A

The term "beneficial ownership" as used in the attached Code of Ethics (the "Code") is to be interpreted by reference to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "Rule"), except that the determination of direct or indirect beneficial ownership for purposes of the Code must be made with respect to all securities that a Covered Person has or acquires. Under the Rule, a person is generally deemed to have beneficial ownership of securities if the person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the securities.

The term "pecuniary interest" in particular securities is generally defined in the Rule to mean the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the securities. A person is deemed to have an "indirect pecuniary interest" within the meaning of the Rule in any securities held by members of the person's immediate family sharing the same household, the term "immediate family" including any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, as well as adoptive relationships.

                          JULIUS BAER - CODE OF ETHICS

Under the Rule, an indirect pecuniary interest also includes, among other things: a general partner's proportionate interest in the portfolio securities held by a general or limited partnership; a person's right to dividends that is separated or separable from the underlying securities; a person's interest in certain trusts; and a person's right to acquire equity securities through the exercise or conversion of any derivative security, whether or not presently exercisable, the term "derivative security" being generally defined as any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege at a price related to an equity security, or similar securities with, a value derived from the value of an equity security. For purposes of the Rule, a person who is a shareholder of a corporation or similar entity is not deemed to have a pecuniary interest in portfolio securities held by the corporation or entity, so long as the shareholder is not a controlling shareholder of the corporation or the entity and does not have or share investment control over the corporation's or the entity's portfolio. The term "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.

                          JULIUS BAER - CODE OF ETHICS

                                  ATTACHMENT B

                 REQUEST FOR PRIOR APPROVAL OF PERSONAL SECURITY
                         RECOMMENDATION OR TRANSACTIONS

         Request to: buy ____   sell ____
                     name of issuer/security: ____________________________
                     type of security (e.g., equity, bond, option, future):

                     amount of security/number of shares: ______________ price: _________________________________
                     for my own account: ____________________
                     for an account in which I have a beneficial interest (describe):_____________________________
                     for both of the above:__________________
                     proposed transaction date: ________________________
                     broker/dealer/bank through whom transaction to be effected:________________________

         (1)      I  learned  about  this  security  in  the  following  manner:
                  _____________________

         (2) I do _____ do not _____ serve as a director or have any relatives serving as a director or officer of the issuer. If so, please discuss:

         (3) Set forth below are any facts which may be relevant to a conflict of interest analysis of which I am aware, including the existence of any substantial economic relationship between my transaction(s) and securities held or to be required by a client:

I have read and understand the Code of Ethics of Bank Julius Baer & Co., Ltd., New York Branch, Julius Baer Securities Inc., Julius Baer Investment Management Inc. and certain registered investment companies and recognize that the proposed transaction is subject thereto. I further understand that any prior written authorization obtained shall be valid for a period not to exceed 48 hours.

*As Portfolio Manager for the European Warrant Fund ("EWF") I certify that this transaction is permissible in terms of its proximity to EWF transactions and holdings.

Date: ________  Signature: ___________________  Print Name:____________________

Instructions: Prepare and forward to the relevant Designated Supervisory Person, who will inform you Whether the transaction is approved or disapproved.

The proposed (purchase)(sale)(recommendation)described above is approved (disapproved).

Name: __________________ Title: ______________________ Date/Time: ______________

*Only applicable to EWF Portfolio Managers

                          JULIUS BAER - CODE OF ETHICS

ANNUAL CERTIFICATION

         All Covered Persons shall certify annually to the Julius Baer Compliance Officer in New York that they have read and understand this Code of Ethics and recognize that they are subject thereto. Further, Covered Persons shall certify annually to the Julius Baer Compliance Officer in New York that during the prior year they have complied with the requirements of this Code of Ethics and that they have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of this Code during the prior year. A form of this certification is appended as Attachment D.

REPORTING

         Every Covered Person must submit reports (forms of which is appended as Attachment C) containing the information set forth below with respect to each transaction by which the Covered Person has, or by reason of such transaction, acquires, any direct or indirect beneficial ownership of a security, provided, however, that:

         (A) a Covered Person shall not be required to make a report with respect to any transaction effected for any account over which such person does not have any direct or indirect influence or control;

         (B) Outside Directors shall be required to report a transaction only if such person, at the time of that transaction, knew, or in the ordinary course of fulfilling his official duties as a director or trustee of such company should have known, that during the 15-day period immediately preceding or after the date of the transaction by such person, the security such person purchased or sold is or was purchased or sold by such company or was being considered for purchase or sale by such company or its investment adviser(s); and

         (C) a Covered Person need not make a quarterly report where the report would duplicate information recorded pursuant to Rules 204-2(a)(12) or 204-2(a)(13) under the Investment Advisers Act of 1940.

         (i)      Initial Holdings Reports. No later than 10 calendar days after
                  the   person   becomes  a  Covered   Person,   the   following
                  information:

                  (1) The title, number of shares and principal amount of each Covered Security in which the Covered Person had any direct or indirect beneficial ownership when the person became a Covered Person.

                  (2) The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Covered Person as of the date the person became a Covered Person; and

                  (3)      The date that the report is  submitted by the Covered
                           Person.

         (ii) Quarterly Transaction Report. A Covered Person must submit the report required by this Article V to the relevant Designated Supervisory Person no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. A report must contain the following information:

                  (1) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                  (2)      The nature of the transaction (i.e.,  purchase,  sale
                           or  other   acquisition  or

                          JULIUS BAER - CODE OF ETHICS

                           disposition   including,   without  limitation,   the
                           receipt or giving of any gift);

                  (3)      The price at which the transaction was effected;

                  (4) The name of the broker, dealer or bank with or through whom the transaction was effected; and

                  (5) Any facts potentially relevant to a conflicts of interest analysis of which the Covered Person is aware, including the existence of any substantial economic relationship between the Covered Person's transactions and securities held or to be acquired by a Fund.

                  (6)      The date  the  report  is  submitted  by the  Covered
                           Person.

                  (7) With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person;

                           (a) The name of the broker, dealer or bank with whom the Covered Person established the account:

                           (b)      The date the account was established; and

                           (c) The date that the report is submitted by the Covered Person.

         (iii) Annual Holdings Reports. Annually, the following information (which information must be current as of a date no more than 30 calendar days before the report is submitted):

                  (1) The title, number of shares and principal amount of each Security in which the Covered Person had any direct or indirect beneficial ownership;

                  (2) The name of any broker, dealer or bank with whom the Covered Person maintains an account in which any securities are held for the direct or indirect benefit of the Covered Person; and

                  (3)      The date that the report is  submitted by the Covered
                           Person.

Any report submitted to comply with the requirements of this Article V may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect beneficial ownership in the security to which the report relates.

A Covered Person will be deemed to have complied with the requirements of this paragraph (C) by causing duplicate monthly brokerage statements on which all transactions required to be reported thereunder are described to be sent on a timely basis to the Julius Baer Compliance Officer.

                          JULIUS BAER - CODE OF ETHICS

                                  ATTACHMENT C

INITIAL HOLDINGS REPORT

Report Submitted by: ___________________________________________________________
                                            Print Your Name

The following table supplies the information required by Section IV (B) of the Code of Ethics for the period specified below:

                                                                   NAME OF THE
                                                                   BROKER/DEALER WITH OR
                                                                   THROUGH WHOM THE          NATURE OF OWNERSHIP
SECURITIES                                   PRICE PER SHARE OR    TRANSACTION WAS           OF SECURITIES
(NAME & SYMBOL)    QUANTITY OF SECURITIES    OTHER UNIT            EFFECTED



THIS REPORT MUST BE SUBMITTED TO THE APPROPRIATE COMPLIANCE OFFICER WITHIN 10 DAYS OF BECOMING A COVERED PERSON IN WHICH ANY REPORTED TRANSACTION WAS EFFECTED.

To the extent specified above, I hereby disclaim beneficial ownership of any security listed in this Report or in brokerage statements or transaction confirmations provided by you.

I CERTIFY THAT I AM FULLY FAMILIAR WITH THE CODE OF ETHICS AND THAT TO THE BEST OF MY KNOWLEDGE THE INFORMATION FURNISHED IN THIS REPORT IS TRUE AND CORRECT FOR THE PERIOD ENDING ____________, 200__.

Date: __________________________

                                         Signature: _________________________

                                         Print Name: ________________________

                                         Position:___________________________

                          JULIUS BAER - CODE OF ETHICS

                                  ATTACHMENT C

REPORT OF QUARTERLY SECURITIES TRANSACTIONS

Report Submitted by:____________________________________________________________
                                         Print Your Name

On the dates indicated, the following transactions were effected in securities of which I participated or acquired a direct or indirect "beneficial ownership" interest and which are required to be reported pursuant to the Code of Ethics of Bank Julius Baer & Co., Ltd., New York Branch, Julius Baer Securities Inc., Julius Baer Investment Management Inc. and/or the applicable Funds.

                                                  NATURE OF
            TITLE &                DOLLAR         TRANSACTION    BY WHOM
DATE OF     PRINCIPAL    NUMBER    AMOUNT         (PURCHASE,     TRANSACTION     BROKER
TRANS-      AMOUNT OF    OF        OF             SALE, GIFT,)   WAS EFFECTED    DEALER/
ACTION      EACH         SHARES    TRANSACTION    AND OTHER                      BANK
            SECURITY


Any facts which may be relevant to a conflict of interest analysis of which I am aware, including the existence of any substantial economic relationship between my transaction(s) and securities held or to be required by a Fund:

________________________________________________________________________________

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

THIS REPORT MUST BE SUBMITTED TO THE APPROPRIATE COMPLIANCE OFFICER WITHIN 10 DAYS AFTER THE END OF THE CALENDAR QUARTER IN WHICH ANY REPORTED TRANSACTION WAS EFFECTED.

Date:_________________________

                                      Signature:___________________________

                                      Print Name:__________________________

                                      Position:____________________________

                          JULIUS BAER - CODE OF ETHICS

                                  ATTACHMENT C

ANNUAL HOLDINGS REPORT

Report Submitted by: ___________________________________________________________
                                         Print Your Name


The following table supplies the information required by Section IV (D) of the Code of Ethics for the period specified below:

                                         NAME OF THE
                                         BROKER/DEALER
                                         WITH OR THROUGH WHOM   NATURE OF
SECURITIES                 PRICE PER     THE TRANSACTION        OWNERSHIP
(NAME &       QUANTITY     SHARE OR      WAS EFFECTED           OF SECURITIES
SYMBOL)       OF           OTHER UNIT
              SECURITIES


THIS REPORT MUST BE SUBMITTED TO THE APPROPRIATE COMPLIANCE OFFICER WITHIN 30 DAYS AFTER THE END OF THE CALENDAR YEAR IN WHICH ANY REPORTED TRANSACTION WAS EFFECTED.

To the extent specified above, I hereby disclaim beneficial ownership of any security listed in this Report or in brokerage statements or transaction confirmations provided by you.

I CERTIFY THAT I AM FULLY FAMILIAR WITH THE CODE OF ETHICS AND THAT TO THE BEST OF MY KNOWLEDGE THE INFORMATION FURNISHED IN THIS REPORT IS TRUE AND CORRECT FOR THE PERIOD ENDING DECEMBER 31, 200__.

Date: _____________________________

                                       Signature:______________________________

                                       Print Name:_____________________________

                                       Position:_______________________________

                          JULIUS BAER - CODE OF ETHICS

                                   "SANCTIONS"

      Upon discovering that a Covered Person has not complied with the requirements of the Code, the board of directors or trustees, as the case may be, of BJB, JBS, JBIM or the relevant Fund, as most appropriate under the circumstances, may impose on that person whatever sanctions the board deems appropriate, including, among other things, censure, suspension or termination of employment.

      Material violations of the requirements of this Code by employees of BJB, JBS or JBIM and the sanctions imposed in connection therewith insofar as they relate to a Fund shall be reported not less frequently than quarterly to the board of directors/trustees of the relevant Fund. A material violation is one which results in a compensation adjustment exceeding $10,000, suspension or termination of employment.

                   "REVIEW BY THE BOARD OF DIRECTORS/TRUSTEES"

      Management of each Fund that adopts this Code of Ethics shall prepare an annual report to the board of directors/trustees of each such Fund that:

      - summarizes existing procedures concerning personal investing and any changes in the procedures made during the past year;

      - identifies any violations relating to the relevant Fund requiring significant remedial action during the past year not previously reported to the board; and

      - identifies any recommended changes in existing restrictions or procedures based upon each Fund's experience under this Code of Ethics, evolving industry practices or developments in applicable laws or regulations.

      - certifies that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

                                "CONFIDENTIALITY"

      All information obtained from any Covered Person or any affiliate of such Covered Person hereunder shall be kept in strict confidence, except that reports of securities transactions hereunder will be made available to the Securities and Exchange Commission or any other regulatory or self-regulatory organization to the extent required by law or regulation.

                  "OTHER LAWS, RULES AND STATEMENTS OF POLICY"

      Nothing contained in this Code shall be interpreted as relieving any Covered Person or any affiliate of such Covered Person from acting in accordance with the provision of any applicable law, rule or regulation or any other statement of policy or procedure governing the conduct of such person adopted by any such Covered Person or its affiliates.

                              "FURTHER INFORMATION"

      If any person has any question with regard to the applicability of the provisions of this Code generally or with regard to any securities transaction or transactions, he should consult the relevant Designated Supervisory Person.

                          JULIUS BAER - CODE OF ETHICS

                        "DESIGNATED SUPERVISORY PERSONS"

As of the date hereof, the Designated Supervisory Persons are the following individuals:

- If the Covered Person is an officer, trustee, director or employee of a Fund, the Designated Supervisory Person is the Chief Financial Officer of the relevant Fund.

- If the Covered Person is an officer or employee of BJB-NY, the Designated Supervisory Person is the General Manager of BJB-NY.

- If the Covered Person is a director, officer or employee of JBS, the Designated Supervisory Person is the Managing Director of JBS.

- If the Covered Person is a director, officer or employee of JBIM, the Designated Supervisory Person is the Head of Private Banking at BJB-NY.

- If the Covered Person is a non-U.S. resident, the Designated Supervisory Person is the Local Compliance Officer of the Baer Group.

- If there is an overlap, the Local Compliance Officer will designate the appropriate Designated Supervisory Person.

                          JULIUS BAER - CODE OF ETHICS

                                    CHAPTER 4

                              EMPLOYEE ATTESTATION

ATTACHMENT D

I HEREBY CERTIFY THAT:

1. I have read and I understand the Code of Ethics adopted by Bank Julius Baer & Co. Ltd., Julius Baer Securities Inc., Julius Baer Investment Management Inc. and certain registered investment companies (the "Code of Ethics");

2.    I recognize that I am subject to the Code of Ethics;

3. I have complied with the requirements of the Code of Ethics during the calendar year ending December 31, 200_; and

4. I have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code during the calendar year ending December 31, 200_.

      Set forth below exceptions to items (3) and (4), if any:

Print Name:       ___________________

Signature:        ___________________

Date:             ___________________

                          JULIUS BAER - CODE OF ETHICS

                                    CHAPTER 5

ATTACHMENT E

REPORT OF BUSINESS EXPENSES PAID BY OTHER FIRMS AND GIFTS AND FAVORS


CONFIDENTIAL

FOR THE MONTH OF _____________________, 200___        NAME _____________________
OFFICE

I am reporting the following gifts or favors received:

          GIFT OR FAVOR                                            PURPOSE
DATE      (PLEASE BE        APPROX.    HOST &      OTHER BJB       (BOTH
          SPECIFIC)         VALUE      FIRM        GUESTS          PROFESSIONAL
                                                                   AND SOCIAL)


Signature:  _________________________________

Instructions: Complete and forward to the appropriate Julius Baer Compliance Officer